UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2018

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2018, John H. Hammergren decided to retire from his roles as Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of McKesson Corporation (the “Company”), effective as of March 31, 2019.

The Board has appointed Brian S. Tyler, currently the Company’s President and Chief Operating Officer, as Chief Executive Officer effective April 1, 2019. The Board also expects to appoint Mr. Tyler to the Board effective April 1, 2019.

Mr. Tyler, age 51, has served as President and Chief Operating Officer of the Company since August 2018, and previously served as Chairman of the Management Board of McKesson Europe AG since 2017. Mr. Tyler served as the Company’s President and Chief Operating Officer of McKesson Europe from 2016 to 2017, the Company’s President of North American Pharmaceutical Distribution and Services from 2015 to 2016, and as the Company’s Executive Vice President, Corporate Strategy & Business Development from 2012 to 2015. Mr. Tyler previously served in various other leadership roles in the Company, including as President of U.S. Pharmaceutical, President of McKesson Medical-Surgical, and President of McKesson Specialty Health.

The Compensation Committee of the Board has not yet determined Mr. Tyler’s compensation for serving as the Chief Executive Officer.

Edward A. Mueller, the Company’s current Lead Independent Director, has been appointed independent Chairman of the Board, effective April 1, 2019.

A copy of the Registrant’s press release relating to these changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company dated November 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer